                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 27, 2006

                         MACKINAC FINANCIAL CORPORATION

      (previous filings under the name NORTH COUNTRY FINANCIAL CORPORATION)
             (Exact name of registrant as specified in its charter)


 MICHIGAN                               0-20167                        38-2062816
 (State or other jurisdiction           (Commission                    (IRS Employer
 of incorporation)                      File Number)                 Identification No.)

130 SOUTH CEDAR STREET, MANISTIQUE, MICHIGAN            49854

(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (800) 200-7032



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITIION.

On January 27, 2006, Registrant issued a press release announcing its results of operations and financial condition for the year ended December 31, 2005, unaudited. The press release is attached as Exhibit No. 99 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibits are furnished herewith:


EXHIBIT
NUMBER          EXHIBIT DESCRIPTION
------------    --------------------------------
99              Press Release of Mackinac Financial Corporation dated January 27, 2006.

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MACKINAC FINANCIAL CORPORATION


Date: January 27, 2006
                                     By: /s/ Ernie R. Krueger
                                         ---------------------------------------
                                             Ernie R. Krueger
                                             SVP/Controller

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER              EXHIBIT DESCRIPTION
------------        --------------------------------
99                  Press Release of Mackinac Financial Corporation dated January 27, 2006.


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